Exhibit 10.64
[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WEX MERCHANT ACCEPTANCE AGREEMENT
This Agreement is made by and between TA Operating LLC (“MERCHANT”), a Delaware limited liability company with its principal place of business at 24601 Center Ridge Road, Westlake, OH 44145, and WEX INC., a Delaware corporation with its principal place of business at 97 Darling Avenue, South Portland, Maine 04106, (“WEX”). This Agreement supersedes all previous agreements in place between the parties and their respective affiliates and subsidiaries, and any modifications shall be in writing and mutually agreed upon by the respective parties listed above.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties to this Agreement hereby agree as follows:
1.1    DEFINITIONS

A.	“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday but excluding any day when banks in Utah and/or New York are generally closed for business.

B.
“Card” or “Cards” shall mean the charge cards, virtual card numbers, or other approved account access devices which are described on Exhibit B attached hereto and made a part hereof. Notwithstanding the foregoing, WEX shall be permitted to change the name of a Card from that described on Exhibit B provided that such successor Card shall be subject to the same terms and conditions of this Agreement (including, without limitation, the WEX fees and transaction types (i.e., Local and OTR)) as its predecessor.

C.	“Cardholder” shall mean the holder of the Card.

D.	“Card Sale” shall mean any transaction involving the use of any Card at a Distribution Site to purchase a Product.

E.	“Card Sale Procedures” shall mean the WEX Card Sale Procedures attached as Exhibit A-1 hereto and EFS Card Sale Procedures attached as Exhibit A-2 hereto.

F.
“Chargeback” means that a posted sale has been disputed and the amount of such sale will be deducted from the pending settlement in accordance with the provisions contained in the applicable Card Sale Procedures.

G.
“Confidential Information” shall include, without limitation, software, processes, trade secrets, financial information, customer lists, inventions, technical data, developments, pricing, drawings, business plans, schedules, test marketing data, marketing plans of either party which shall be proprietary and confidential.

H.
“Distribution Sites” means the retail locations operated by MERCHANT. Sites which use Merchant’s brand names but which are independently owned distributor, dealer or franchisee sites (collectively, “Franchise Sites”) shall have the right and option to accept Cards under terms compliant with this Agreement, but WEX shall be required to enter into their own acceptance agreements for these sites and Merchant shall have no liability with respect to the Franchise Sites or WEX’s obligations thereunder.

I.	“Effective Date” means November 7, 2016.

J.	“Local Transaction” shall mean a fuel transaction (gasoline and diesel) that is processed on the front islands (fore-court and not the commercial diesel islands) of a Distribution Site.

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

K.
“Over the Road Transaction” or “OTR Transaction” shall mean a diesel transaction that is processed on the truck diesel islands (sometimes referred to as the “back” or “commercial” diesel islands of a Distribution Site.

L.
“Prior Agreements” means (i) Fleet One Merchant Services Agreement dated January 12, 2012, as amended, between Merchant and Fleet One, LLC, (ii) EFS Transportation Processing Services Inc. Processing Agreement between Petro Stopping Centers, L.P. (Merchant’s predecessor in interest) and EFS Transportation Services, Inc. (“EFS”) dated April 1, 2003, as amended, (iii) Truck Stop Master Operating Policies and Procedures Contract between Merchant and EFS dated January 1, 2002, as amended, and Card Acceptance Agreement between Merchant and TA/TCH LLC dated April 30, 2008.

M.
“Products” for the purposes of this Agreement, shall mean and include motor fuel, motor oil, repairs, tires and merchandise. Products shall exclude gift cards, non-WEX branded prepaid cards, lottery tickets or other games of chance.

N.	“WEX Fees” shall mean the fees charged by WEX to Merchant for processing Card Transactions, as more particularly described in Exhibit B.
1.2    HONORING CARDS

A.
MERCHANT shall in full compliance with this Agreement honor at its Distribution Sites in the United States and Canada, any Card properly presented for the purchase of Products based upon the Card Sale Procedures.

B.
Each Card Sale shall be deemed to create a sales draft issued by the Cardholder and instructing the card issuer to pay MERCHANT. WEX shall honor such sales drafts issued in conformity with the terms and conditions set forth herein.

C.
This Agreement shall not apply to Local Transactions on gasoline and diesel islands at a Distribution Site that are branded (by a major oil company, such as Shell, BP, Exxon, etc.) to the extent (and only to the extent) that Merchant accepts a Card through an agreement with such brand.

D.
An approved card issuer is an entity that has entered into an agreement with WEX to issue WEX branded cards and is the party that has a direct credit or prepaid card relationship with the fleet customer or Cardholder. It is understood that approved card issuers may include subsidiaries and affiliates of WEX Inc. as well as other third party issuers.

D.
As settlement agent and servicer for its approved card issuers, including WEX Bank, WEX shall make all payments to MERCHANT on behalf of such approved card issuers. WEX, as each approved card issuer’s servicer, shall be responsible for all of such card issuer’s communications with MERCHANT. Except for its or their obligations to pay MERCHANT, WEX shall not have any rights, duties, or liabilities as principal hereunder for Cards not issued by WEX or its subsidiaries of affiliates.

2.1    CARD SALES

A.
MERCHANT agrees to comply with the Card Sale Procedures, and any related technical specifications regarding card acceptance provided in writing to Merchant by WEX. The technical specification provides requirements for both the point of sale equipment and the network host for all Cards (“WEX Technical Specification”). WEX reserves the right to amend, modify or supplement the WEX Technical Specification, [***]. MERCHANT agrees to adopt any such amendments or changes to the WEX Technical Specifications based upon a mutually agreed upon timeframe so that MERCHANT remains on the most up-to-date specification as required by WEX, provided, however, that if adopting such amendment or

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

changes will require MERCHANT to make a capital investment that MERCHANT considers, in its sole discretion, material, MERCHANT shall have the right to terminate this Agreement upon notice given to WEX.

B.
WEX shall remit to MERCHANT [***], for all Card Sales under this Agreement as well as providing MERCHANT with reporting in a form agreed by WEX and Merchant through a [***] settlement file so that MERCHANT may allocate payments as appropriate to its Distribution Sites. Notwithstanding the foregoing, WEX shall provide a separate payment to Merchant’s sites located in [***].

C.
WEX reserves the right to terminate acceptance at a Distribution Site if such Distribution Site does not remain compliant with the terms of this Agreement or if in WEX’s sole discretion, continued acceptance at the Distribution Site poses financial or reputational risk to WEX.

2.2    FEES

A.	MERCHANT shall pay to WEX the WEX Fees.

B.	[***]
2.3    MISCELLANEOUS MERCHANT RESPONSIBILITIES

A.	Notwithstanding that WEX provides MERCHANT with a variety of reports for the Card Sales that WEX processes, MERCHANT agrees that it shall still maintain its own records of the Card Sales.

B.
WEX shall not be responsible for collecting, paying or reporting taxes, fees or other charges related to purchases made using Cards such as but not limited to sales and use taxes that are incurred by MERCHANT. This section does not apply to the obligations of the parties as more fully described in Sections 5.1 and 5.2 related to federal and state fuel tax exemptions.

C.
MERCHANT shall review any reports provided by WEX regarding the Card Sales promptly upon receipt and shall notify WEX within [***] of the date of the report as to any mistakes contained therein. Failure to do so shall be deemed MERCHANT’s acceptance of the report as complete and satisfactory performance of WEX under this Agreement.

D.
MERCHANT is responsible for the correction of all Card Sales that have been identified by WEX as having Merchant errors. Uncorrected Card Sales will not be processed by WEX after [***] that WEX reported to MERCHANT the processing error. MERCHANT can elect in writing to have WEX correct the errors on MERCHANT’S behalf based upon information provided by MERCHANT. Such services will be performed at [***].

E.	MERCHANT shall provide WEX with a list of its locations, which shall be updated as necessary and prior to transmitting Card Sale data from a new location.

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.1    PAYMENT FOR CARD SALES BY WEX

A.	WEX shall pay MERCHANT for each Card Sale processed by WEX less any WEX Fee. Payment shall be made by WEX by [***] in accordance with terms set forth on Exhibit B.
3.2    REPORTS

A.
WEX shall provide MERCHANT or its designee, reports in a form mutually agreed between Merchant and WEX for Card Sales and the amounts paid to MERCHANT through [***] settlement reports in an agreed form which may include, but not be limited to, information related to the [***].

B.
WEX shall use best efforts to provide accurate and complete reports, based upon the data transmitted to WEX by MERCHANT. In the event that incorrect data was provided resulting in a correction to payment, WEX will adjust any payments to MERCHANT as required based upon the receipt of corrected data from the MERCHANT provided that such correction is requested in accordance with Section 2.3.0 or 2.3.D.

C.
In the event that MERCHANT requests a custom report or custom file layout, such reports may be created by mutual agreement of the parties. Additional fees may be charged to MERCHANT for the creation and maintenance of custom reporting files and will be charged only upon the agreement of the parties.

4.1    REPRESENTATIONS AND WARRANTIES

A.	The parties each hereby represent and warrant:

i.
They are duly organized, validly existing and in good standing under the laws of their state of their organization and have all governmental approvals, licenses, filings or permits necessary to conduct their business and enter into and perform this Agreement;

ii.	The Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

B.	In addition, MERCHANT represents and warrants as to each Card Sale reported to WEX:

i.	it represents a bona fide Card Sale of Products sold and delivered in the ordinary course of business for the total sales price reported by MERCHANT to WEX;

ii.	MERCHANT shall have performed all of its obligations to the Cardholder in connection with the Card Sale;

iii.	it involves no other Card Sale than the one described therein;

iv.	each Product had quality and grade as represented by MERCHANT;

v.	(for in-store Card Sales only) MERCHANT shall have taken commercially reasonable steps to [***]; and,

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

vi.	all electronically or telephonically or hardware generated invoices, receipts, records or memoranda of sales shall in fact be genuine and not forged or unauthorized.

C.
WEX hereby disclaims any and all warranties, express or implied, concerning card processing services covered by this Agreement including all warranties of merchantability and fitness for a particular purpose.

4.2    LIABILITIES

A.	The parties shall be liable to the other for actual damages resulting from a breach of this Agreement whether due to the performance or failure to perform by a party.

B.
Notwithstanding the foregoing, the parties shall not be liable to the other for any indirect, special, incidental or consequential damages, including, but not limited to, lost profits even if the parties have knowledge of the possibility of such damages.

5.1    CREDIT CARD ISSUER EXEMPTIONS (FEDERAL EXCISE TAX AND SOME STATES)

A.
WEX provides net billing of the federal excise taxes on gasoline and diesel fuel in accordance with the Safe, Accountable, Flexible, and Efficient Transportation Equity Act of 2005 as well as net billing for certain motor fuel taxes for those states that have adopted similar rules which allow the credit card issuer to facilitate exemptions to qualified tax exempt fleets (“Exempt Fleet”).

B.	MERCHANT shall be paid for Card Sales with the applicable taxes included and shall pay its Distribution Sites with applicable taxes included when WEX is administering the exemption.

C.	WEX will obtain from each Exempt Fleet copies of relevant tax exemption documentation necessary for the Exempt Fleet to demonstrate its tax-exempt status.
5.2    OTHER STATE AND LOCAL TAX EXEMPTIONS

A.
For tax jurisdictions except for those noted in Section 5.1 above, MERCHANT agrees to sell fuel to certain pre-qualified tax-exempt fleets net of any state, county or local taxes on motor fuel. WEX will obtain from each Exempt Fleet copies of relevant tax exemption documentation necessary for the Exempt Fleet to demonstrate its tax-exempt status.

B.	MERCHANT is responsible for providing WEX with the Card Sale data.

C.
WEX will calculate the amount of tax to be exempted based on the Card Sale data provided by MERCHANT for each applicable taxing jurisdiction. All tax-exempt Card Sales will be reported to WEX by MERCHANT in the amount of the full purchase price inclusive of all applicable taxes.

D.	WEX shall pay MERCHANT net of all taxes from which the Exempt Fleet is qualified for the exemption and for which MERCHANT has agreed to provide the exemption.

E.	WEX will provide MERCHANT, on or before [***].
5.3    ALLOCATION OF LIABILITY (ALL TAXES)

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notwithstanding any other provision contained in this Agreement, liability and loss with respect to any taxes, penalties, interest or other assessments arising out of incorrect tax exemption processing or documentation provided shall be allocated as follows:

A.
WEX shall be responsible for tax losses that result from errors in data processing, including errors in establishing the qualification of an Exempt Fleet or calculating the amount of tax that may be exempted.

B.
MERCHANT shall be responsible for tax losses which arise from errors by WEX based on incorrect information and data provided by MERCHANT, including, but not limited to, incorrect product codes or site information.

C.
If MERCHANT incurs a tax loss for which WEX is not liable hereunder, WEX will assist MERCHANT, as appropriate, in attempting to collect from the Exempt Fleet and/or filing a refund claim, as appropriate.

6.1    ADDITIONAL FEATURES SPECIFIC TO OTR ACCEPTANCE

A.
Direct Bill Transactions: In connection with OTR Transactions, MERCHANT may transmit Card Sales to WEX that are initiated using a Card, but for which Merchant has entered into its own independent agreements with the fleet customer to bill directly (“Direct Bill Transactions”). WEX shall remit these transactions to Merchant for Merchant to bill the fleet directly. Merchant agrees and understands that Merchant is responsible for any and all fraud or credit losses associated with these transactions.

B.
Cash Advance: In order to facilitate providing Cardholders with cash advances, Merchant may accept either a Card approved for OTR Transactions or a check which has been provided to Merchant by WEX. In the event that checks are provided, Merchant shall adhere to the authorization and acceptance procedures provided on the check or in writing by WEX. Merchant agrees to take all commercially reasonable efforts to secure such checks in their possession.

7.1    TERM

A.	Initial Term: This Agreement shall commence upon the Effective Date, and unless sooner terminated pursuant to the provisions of Section 7.2 hereof, shall remain in effect for sixty (60) months.

B.
Renewal Term: Unless sooner terminated pursuant to Section 72 below, this Agreement shall automatically renew for additional twenty-four (24) month terms immediately upon expiration of the term then in effect.

7.2    TERMINATION

A.	Any party may terminate this Agreement upon the occurrence of any of the following:

i	Notice given by either party that it desires to terminate effective at the end of the term then in effect at least six (6) months prior to the expiration of the term then in effect;

ii.
the failure of a party to comply with any of the material covenants or the material terms, conditions, agreements and limitations set forth in this Agreement, and such failure continues for more than thirty (30) days following written notice from the other party(s) and corrective action is not undertaken and diligently pursued or, if the nature of such failure is such that it cannot reasonably be cured in 30 days;

iii.	any representation or warranty made in connection with this Agreement shall prove to be false or misleading in any material respect and is not cured after thirty (30) days written notice, which may

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

include MERCHANT’S compliance with its chargeback obligations as defined in the Card Sale Procedures;

iv.
the making of an assignment for the benefit of creditors or the institution of any bankruptcy or insolvency proceeding by a party or the institution by a third party of any bankruptcy proceeding against a party hereto which is not dismissed within sixty (60) days; or,

v.	the dissolution or termination of operations of a party other than in connection with a merger or sale of substantially all of such party’s assets;

vi.	a party’s failure to comply with all applicable and material legal and regulatory requirements, whether federal or state; or

vii.	a party’s intentional misrepresentation or fraud in relation to its performance under this Agreement.

B.
Merchant shall have a right with two (2) days advance notice to terminate this Agreement in the event that WEX does not make settlement payments for undisputed amounts in accordance with the terms of this Agreement provided that such termination shall not be Merchant’s exclusive remedy for such failure; provided, however, that in any rolling twelve (12) month period, Merchant’s termination right for the first and second such late settlement payment shall be delayed so that it is exercisable on the tenth (10th) day. In all cases of undisputed settlement payments not paid when due, WEX shall pay to Merchant [***].

C.
If Merchant ceases to operate a Distribution Site (but not all or substantially all of Merchant’s business, which shall be governed by Section 8.1(B)(ii) below), MERCHANT shall immediately notify WEX whereupon WEX shall stop authorizing Card Sales and no longer process transactions subsequent from the notice date. If it is found that the operation of a Distribution Site has changed without notice, WEX reserves the right to terminate the Agreement with respect to such Distribution Site.

D.	Upon termination of this Agreement, MERCHANT shall:

i.	cease entering into Card Sales using the Card or Cards with respect to the Distribution Site(s) as to which this Agreement is terminated;

ii.	cease promoting Card Sales or acceptance of Cards including removing all decals or signage indicating acceptance from the Distribution Sites; and;

iii.	return any unused materials or supplies issued by WEX with respect to any Card.

E.	Termination shall not affect any party’s respective rights, duties or obligations hereunder with respect to pre-termination Card transactions.
8.1    ENTIRE AGREEMENT/ASSIGNMENT

A.
Entire Agreement: This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof; all prior agreements, representations, statements, negotiations and undertakings are superseded hereby. This Agreement may be altered or amended only by a signed written agreement of the parties.

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.	Assignment:

i.
Assignment by WEX: WEX may not assign or transfer this Agreement, in whole or in part, by operation of law, sale of assets, merger, consolidation or a change of control in the aggregate of 50% or more of the ownership, voting, membership or other indicia of ownership or control from that which exists as of the date of this Agreement, then WEX will provide written notice to Merchant and request Merchant’s written consent thereto, which consent shall not be unreasonably withheld. If Merchant withholds its consent to an assignment or transfer, WEX may still proceed with such assignment or transfer whereupon Merchant shall have the option to terminate this Agreement after providing WEX with no less than 180 days prior written notice. Notwithstanding the foregoing, Merchant’s consent shall not be required in connection with an assignment of this Agreement to a wholly owned subsidiary or affiliate of WEX.

ii.
Assignment by Merchant If Merchant assigns or transfers this Agreement, in whole or in part, by operation of law, sale of assets, merger, consolidation or a change within any 12 month period in the majority of Merchant’s board of directors which change is not approved by the board of directors of Merchant holding office prior to such change, then Merchant will provide written notice to WEX and request WEX’s written consent thereto, which consent will not be unreasonably withheld. If WEX withholds its consent to an assignment or transfer Merchant may still proceed with such assignment or transfer whereupon WEX shall have the option to terminate this Agreement after providing Merchant no less than 180 days prior written notice. Notwithstanding the foregoing, WEX’s consent shall not be required in connection with an assignment of this Agreement to a wholly owned subsidiary or affiliate of Merchant.

iii.	Assignee Bound. Any party for which this Agreement is assigned shall be bound to the terms of the Agreement to the same extent as the parties named herein.

C.
As part of any assignment, change in ownership, change in organizational structure (i.e. change from sole proprietor to partnership) or change in control, MERCHANT shall provide WEX with an updated W-9 validating their proper legal name change and tax identification number.

8.2    SEVERABILITY AND WAIVERS OF PROVISIONS
The fact that any provision of this Agreement may prove to be invalid or unenforceable under any law, rule or regulation of any governmental agency, shall not affect the validity or enforceability of any other provisions of this Agreement. The waiver of any term, condition or right under this Agreement by any party shall not waive any other term, condition or right, or the same term, condition or right on any other occasion.
8.3    FORCE MAJEURE
The parties shall not be liable for failure to timely perform obligations hereunder if such performance is interrupted or delayed by reason of floods, fires, earthquakes, strikes, civil commotions, acts of war or other extraordinary or unexpected manifestations of physical occurrences which cannot be prevented by the exercise of reasonable diligence or ordinary care,
8.4    CONFIDENTIALITY AND DATA SECURITY

A.
The parties agree that it is in their mutual best interest to maintain the confidentiality of the provisions of this Agreement and accordingly, agree that they will not, without the written consent of the other, intentionally disclose the terms hereof, including without limitation, the price terms (unless required by court order or other governmental authority) and that all such terms shall be held in confidence and revealed only to employees, agents, lenders or other persons having a need to know such terms in the course of such person’s employment or business relationship with such party.

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.
Merchant acknowledges that it may become aware of WEX’s customers and details concerning their purchase transactions and Merchant agrees to keep such information confidential and that such information shall be revealed only to employees, agents, lenders or other persons having a need to know such terms in the course of such person’s employment or business relationship with Merchant.

C.
WEX acknowledges that it may become aware of Merchant’s customers and details concerning their purchase transactions and agrees that WEX will not solicit, directly or through any affiliate of WEX, Merchants customers provided however, that this Section shall not be construed to restrict or prohibit WEX from identifying and engaging trucking companies using some criteria other than being a Merchant customer for the marketing, promotion and sales by WEX of WEX’s various billing and other services and systems and that the foregoing does not prohibit WEX from accepting the request of a Merchant customer to use or convert to a WEX billing or other service or system.

D.
The parties further agree that any obligations to protect Confidential Information is set forth herein shall survive termination of this Agreement for a period of three years, except that as to any Confidential Information designated in writing by the disclosing party to be a “trade secret”, such obligations shall continue indefinitely unless otherwise agreed in writing by the disclosing party.

E.
MERCHANT agrees that WEX may publish MERCHANT’S posted retail prices provided that in any such publication WEX is publishing the comparable (e.g., cash and/or credit) posted retail prices of similarly situated merchants.

F.
The parties each agree to establish security procedures in order to safeguard Card Sale data and Cardholder information. Such procedures shall be compliant with all applicable data security laws and regulations. In the event of a breach or compromise of a party’s systems resulting in a loss or theft of information (including cardholder information), or if such a breach or compromise is suspected, the impacted party shall immediately notify the other parties to this Agreement and shall indemnify, defend and hold harmless the other party to the extent that they were responsible for the breach of the Card Sale or Cardholder data.

8.5    LICENSING OF TRADEMARKS OR SERVICEMARKS

A.
Both parties own certain trademarks and service marks (“Marks”), which may be used by each other on marketing materials used in connection with the acceptance of Cards and in WEX’s standard marketing presentations identifying MERCHANT as a WEX accepting merchant (“Program Materials”). The party granting the license in the use of their Marks to the other party is referred to as the “Licensor”. The party receiving the benefits of the license in the other party’s Marks is referred to as the “Licensee”.

C.
Licensor hereby grants to Licensee, a limited non-exclusive, royalty free and non-transferable license to use certain trademarks and service marks of Licensor for the purpose of affixing such Marks to the any Program Materials developed for the Licensee in accordance with the terms of this Agreement.

D.
Licensee shall not in any manner represent that it has any ownership in the Licensor’s Marks or any registrations thereof. Licensee acknowledges that use of the Marks shall not create in Licensee’s favor any right (other than the limited rights of use granted pursuant to this license), title or interest in, or to, the Marks and that use of the Marks by the Licensee inures to the benefit of the Licensee only to the extent of the limited rights and interests set forth in this Agreement, otherwise use of the Marks by Licensee inures to the benefit of the Licensor.

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.6    GOVERNING LAW
This Agreement shall be governed and construed by the internal laws of the State of Delaware (without reference to choice of law rules).
8.7    AUDIT/FINANCIAL STATEMENTS

A.
Each party, at its sole expense, shall have the right to audit the books and records of the other party relating to such party’s performance of this Agreement. All audits shall be conducted in accordance with professional auditing standards and during normal business hours and the requesting party shall provide at least fifteen (15) days advance notice of their intent to audit. The audited party shall fully cooperate with the auditing party to accomplish the audit as expeditiously as possible. Any audit shall be limited in scope to no more than twelve (12) months prior to the date of the actual audit.

B.
MERCHANT agrees, if requested by WEX, to furnish WEX with an income statement and statement of cash flows for the applicable fiscal year and a balance sheet, footnotes to the financial statements and auditor’s opinion letter, if applicable, prepared in accordance with generally accepted accounting principles, consistently applied, and which shall be in accordance with the books and records of MERCHANT. Provided that Merchant (or the entity that wholly owns Merchant) remains a publicly traded company, WEX will obtain all information from public sources.

8.8    NOTICE.
Wherever in this Agreement it is required or permitted that notice or demand be given or served by either party to or on the other, such notice or demand shall be in writing and shall be given or served and shall not be deemed to have been duly given or served unless (a) in writing; or (b) either (1) delivered personally, (2) deposited with the United States Postal Service, as registered or certified mail, return receipt requested, bearing adequate postage, or (3) sent by overnight express courier (including, without limitation, Federal Express, DHL Worldwide Express, Airborne Express, United States Postal Service Express Mail) with a request that the addressee sign a receipt evidencing delivery; and (c) addressed to the party at the address below. Either party may change such address by written notice to the other. Service of any notice or demand shall be deemed completed forty-eight (48) hours after deposit thereof, if deposited with the United States Postal Service, or upon receipt (or upon refusal of delivery or confirmation of inability to deliver) if delivered by overnight courier or in person.

If to Merchant:	If to WEX:

TA Operating LLC 24601 Center Ridge Road Westlake, OH 44145 Attention: Chief Executive Officer	WEX Inc. 97 Darling Ave. South Portland, ME 04106 Attn: Senior Vice President Fleet

with a copy to:

TA Operating LLC 255 Washington Street Newton, MA 02458 Attention: General Counsel	WEX Inc. 97 Darling Ave. South Portland, ME 04106 Attention: General Counsel
8.9    OTHER AGREEMENTS

A.
MERCHANT hereby consents to WEX granting to their principal financing source(s) a security interest in and collateral assignment of this Agreement and acknowledges that, upon the occurrence of an event of default under the applicable loan documents in connection with the present or future financing

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

arrangements between WEX and the financing source, such financing source shall have all of the rights of WEX and, with respect to amounts owed to Merchant, Merchant shall have the same rights against the financing source as it would WEX.

B.	This Agreement shall become effective on the Effective Date. [***].

C.	[***]

APPROVED By Ann Randall at 5:52 pm, Nov 04, 2016
NOW THEREFORE, the parties hereto, each acting under due and proper authority, have caused this Agreement to be executed as of the day and year set forth below.

WEX INC.		TA Operating LLC

By:	Brian Fournier	By:	/s/Thomas M O’Brien
Title:	VP, Merchant	Title:	CEO
Signed:	/s/ Brian Fournier	Signed:	/s/ Thomas M O’Brien
Date:	11/5/16	Date:	11-4-16

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-1
CARD SALE PROCEDURE
WEX Universal and FleetOne
The following are the Card Sale Procedures for WEX Universal, WEX Crossroads and FleetOne Cards only. For the Card Sale Procedures for EFS and T-Chek Cards, please refer to - Exhibit A-2.
1.1 METHOD OF TRANSMISSION OF CARD SALES TO WEX

A.
MERCHANT shall have the necessary equipment to permit the electronic acceptance of the Card at its Distribution Sites including but not limited to their point of sale equipment and networking services.

B.
MERCHANT shall collect and transmit the Card Sale data in accordance with the WEX Technical Specification. Merchant shall obtain from WEX the necessary acceptance certification for its network and equipment that will be used for processing sales transaction.

1.2 MANUAL CARD SALE PROCEDURES

A.
If MERCHANT is unable to obtain an electronic or digital authorization for a Card Sale because WEX’s communication facilities are not operable, MERCHANT may either decline to accept the Card Sale or may capture the sales transaction through the use of a suitable imprinter to legibly imprint the Cards on the sales slip and requiring the cardholder to sign the sales receipt (“Manual Card Sale”).

B.
MERCHANT shall obtain all information required in Section 1.3.A below for Manual Card Sales. MERCHANT shall take all commercially reasonable efforts to protect Manual Card Sale data from fraud or misuse.

C.	In the event that MERCHANT allows a Manual Card Sale, it may obtain an authorization code from WEX. In such case, WEX reserves the right to assess the Manual Transaction Fee set forth in Exhibit B.

D.
If Merchant accepts a Manual Card Sale without first obtaining an authorization code from WEX, the Merchant may still accept the Card for payment; however Merchant shall contact WEX as soon as communication with the WEX authorization facilities can be re-established.

E.	When submitting a Manual Card Sale for processing, MERCHANT shall include the authorization or other approval code it received from WEX when submitting the completed Card Sale to WEX for processing.

F.
If MERCHANT accepts a Manual Card Sale without receiving an authorization code, WEX’s liability shall be limited if the Cardholder does not pay for such Card Sale to $[***] per transaction and $[***] per day per Distribution Site. WEX reserves the right to change these limits from time to time, upon prior written notice. Manual Card Sales that exceed these limits shall be at the credit risk of MERCHANT.

1.3 MINIMUM CARD SALE PROCESSING REQUIREMENTS

A.	Card Sale data sent to WEX shall include: [***] and any other information as WEX and MERCHANT may mutually agree upon in writing.

B.
Other than as set forth in Section 1.2.F above, all Card Sales require an authorization or approval from WEX. MERCHANT shall request such authorization from WEX for the total Card Sale amount prior to sending the Card Sale to WEX for processing.

C.	WEX does not provide pre-authorizations, nor does it place available credit on “hold”. [***].

D.
WEX does not provide payment to merchants based upon receipt of information during the authorization process. MERCHANT is still required to submit the completed Card Sale, including the authorization or other approval code, to WEX. Obtaining an authorization without submitting the completed Card Sale to WEX may result in non-payment by WEX for such Card Sale.

E.	MERCHANT shall not accept payment through use of an expired Card or when advised upon authorization inquiry, that the Card is not to be honored.

F.	Merchant shall maintain for [***] a record of all information required in Section 1.3.A above.

G.	Upon request, MERCHANT shall provide the Cardholder with a copy of the transaction receipt documenting the Card Sale. Such receipt shall not include the full account number or driver identification

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

number printed on the receipt.

H.	[***]

I.
Any Card Sale data received by WEX from MERCHANT by the following times for the following Cards (which shall include cash advance transactions on such Card) shall be treated as having been received on that day.

FleetOne cards:	11:59 p.m. Central Time
Money Code/Plus Check:	11:59 p.m. Central Time
Any Card Sale data received by WEX from MERCHANT by the following times for the following Cards (which shall include cash advance transactions on such Card) shall be treated as having been received on the next business day.

WEX CrossRoads and WEX Universal:	5:00 p.m. Eastern Time

J.	MERCHANT shall not divide the price of goods and services purchased in a single transaction among two (2) or more transaction receipts for billing to WEX.

K.	Merchant must not submit Card Sales until Products are delivered.

L	A Card must be present at the time of purchase. In the event that MERCHANT processes a Card Sale when the Card is not present, MERCHANT bears the risk of the sale being charged back.

M.
MERCHANT shall maintain a record of the Card Sale, including all sales data required for a period of [***]. Upon the reasonable request of WEX, such records shall be provided to WEX within [***] of WEX’s request. Failure to provide the requested record may result in a charge back of the Card Sale to MERCHANT if such failure results in WEX not being able to collect from the Cardholder.

1.4 DATA INPUT AND TRANSMISSION

A.
Merchant is responsible for the data entry of Card Sale information by its personnel, or representatives. All data shall meet the prevailing WEX Technical Specification and shall be in good and usable condition.

B.
If information pertaining to any Card Sale is garbled in transmission such that part or all of the record is likely to vary from what MERCHANT transmitted, WEX may advise MERCHANT of the suspected inaccuracy and request retransmission of the record or other appropriate confirmation. WEX may, with notice to MERCHANT, withhold payment for such Card Sales until the record is retransmitted or MERCHANT provides other appropriate confirmation.

C.
If MERCHANT has not provided WEX with required information or if WEX needs to interpret, verify, or validate a Card Sale, WEX may, withhold payment for such Card Sale until MERCHANT sends WEX the necessary information. WEX may make appropriate adjustments in its settlements with MERCHANT to reflect the receipt or correction of any such Card Sale information. WEX shall provide notice to MERCHANT of any Card Sales that it is not able to process due to errors or missing information through its daily settlement reports.

D.
MERCHANT shall submit all Card Sales to WEX for processing within [***] of the transaction date. WEX may accept transactions up to [***] from the date of the transaction for processing and billing to the fleet, however, reserves the right to chargeback any such transaction that is disputed by a fleet customer.

1.5 CHARGEBACKS

A.
Chargebacks shall be made only for Card Sales (i) that are disputed by Cardholder and for which an authorization was not obtained by Merchant (ii) were for unauthorized Products, (iii) were fraudulently made by an employee of MERCHANT or (iv) the WEX Card Sale Procedures were not followed by Merchant. MERCHANT shall remain liable for all outstanding Chargebacks. Notwithstanding the foregoing, there shall be no Chargeback, or the Chargeback shall be reversed, as applicable, if the Cardholder pays WEX and has no further right to dispute the underlying charge or receive its payment back from WEX whether by contract right or regulation.

B.
Any obligation to pay a Chargeback pursuant to this Agreement shall be unconditional and shall not be waived, released or affected by any settlement, extension, compromise of forbearance or other agreement

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

made or granted by WEX with or to any Cardholder or obligor. Failure to issue a Chargeback with knowledge of a breach of warranty or other defect shall not be deemed a waiver of any of WEX’s rights with respect to such a Card Sale. WEX will expend normal business efforts to pursue remedies against Cardholders but shall not be required to exhaust its remedies against Cardholders or others as a condition precedent to requiring performance by MERCHANT of its obligations hereunder.
1.6 Checks. Cardholders may present a check issued by WEX for the purchase of Products or for cashing. The check should be filled out completely and include an authorization number or other code. MERCHANT may obtain or verify this code using the POS device, or by calling the customer service number listed on the check or the back of cardholders’ actual card. MERCHANT shall follow the verification procedures provided by WEX prior to accepting or cashing the check. Please note that even if there is an authorization number included on the check at the time presented to you, you are still required to validate the authorization number prior to accepting or cashing the check.

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-2
CARD SALE PROCEDURE
EFS, T-Chek, and EFSTS
The following are the Card Sale Procedures for EFS LLC, T-Chek, and EFSTS Cards only. For the Card Sale Procedures for WEX Universal, WEX Crossroads and Fleet One Cards, please refer to Exhibit A-1.
1.1 METHOD OF TRANSMISSION OF CARD SALES TO WEX

A.
MERCHANT shall have the necessary equipment to permit the electronic acceptance of the Card at its Distribution Sites including but not limited to their point of sale equipment and networking services.

B.
MERCHANT shall collect and transmit the Card Sale data in accordance with the WEX Technical Specification, as applicable to the relevant Card (EFS, T-Chek, or EFSTS). Merchant shall obtain from WEX the necessary acceptance certification for its network and equipment that will be used for processing sales transactions.

1.2 MANUAL CARD SALE PROCEDURES

A.
If MERCHANT is unable to obtain an electronic or digital authorization through the point of sale equipment, MERCHANT may contact WEX to obtain authorization for the transaction via voice authorization (“Voice Authorization Transaction”).

B.
Merchant should not accept a Manual Card Sale without obtaining an authorization code from WEX. If Merchant accepts a Card for payment without receiving an authorization code from WEX, Merchant does so at its own risk, and there is no guarantee that WEX will accept the charge and settle the transaction

C.	In the event that MERCHANT allows a Voice Authorization Transaction—unless such transaction is necessitated by the failure WEX’s communication facilities—WEX reserves the right to assess the [***].
1.3 MINIMUM CARD SALE PROCESSING REQUIREMENTS

A.	Card Sale data sent to WEX shall include: [***].

B.	All Card Sales require an authorization or approval from WEX. MERCHANT shall request such authorization from WEX for the total Card Sale amount prior to sending the Card Sale to WEX for processing.

C.
WEX does not provide payment to merchants based upon receipt of information during the authorization process. MERCHANT is still required to submit the completed Card Sale, including the authorization or other approval code, to WEX. Obtaining an authorization without submitting the completed Card Sale to WEX may result in non-payment by WEX for such Card Sale.

D.	MERCHANT shall not accept payment through use of a Card after the card’s expiration date (if any) or when advised upon authorization inquiry that the Card is not to be honored.

E.	Merchant shall maintain for [***] a record of all information required in Section 1.3.A above.

F.
Upon request, MERCHANT shall provide the Cardholder with a copy of the transaction receipt documenting the Card Sale. Such receipt shall not include the full account number or driver identification number printed on the receipt.

G.	If the Card Sale is not an island card reader transaction (“pay-at-the- pump”), MERCHANT shall require [***]. Cardholder must be present when receiving authorization of transaction

H.
Any Card Sale data received by WEX from MERCHANT by the following times for the following Cards or product (which shall include cash advance transactions on such Card) shall be treated as having been received on that day.

EFS, TChek and EFSTS branded cards:	11:59 p.m. Central Time
Money Code/Plus Check:	11:59 p.m. Central Time

J.
MERCHANT shall maintain a record of the Card Sale, including all sales data required for a period of [***]. Upon the reasonable request of WEX, such records shall be provided to WEX within --- [***] of WEX’s request. Failure to provide the requested record may result in a charge back of the

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Card Sale to MERCHANT if such failure results in WEX not being able to collect from the Cardholder.
1.4 DATA INPUT AND TRANSMISSION

A.
Merchant is responsible for the data entry of Card Sale information by its personnel, or representatives. All data shall meet the prevailing WEX Technical Specification and shall be in good and usable condition.

B.
If information pertaining to any Card Sale is garbled in transmission such that part or all of the record is likely to vary from what MERCHANT transmitted, WEX may advise MERCHANT of the suspected inaccuracy and request retransmission of the record or other appropriate confirmation. WEX may, with notice to MERCHANT, withhold payment for such Card Sales until the record is retransmitted or MERCHANT provides other appropriate confirmation.

C.
If MERCHANT has not provided WEX with required information or if WEX needs to interpret, verify, or validate a Card Sale, WEX may, withhold payment for such Card Sale until MERCHANT sends WEX the necessary information. WEX may make appropriate adjustments in its settlements with MERCHANT to reflect the receipt or correction of any such Card Sale information. WEX shall provide notice to MERCHANT of any Card Sale that it is not able to process due to errors or missing information through its daily settlement reports.

D.
MERCHANT shall submit all Card Sales to WEX for processing within [***] of the transaction date. WEX may accept transactions up to [***] from the date of the transaction for processing and billing to the fleet, however, WEX reserves the right to chargeback any such transaction that is disputed by a fleet customer.

1.5 CHARGEBACKS

A.
Chargebacks shall be made only for Card Sales (i) that are disputed by Cardholder and for which an authorization was not obtained by Merchant, (ii) were for unauthorized Products, (iii) were fraudulently made by an employee of MERCHANT or (iv) the WEX Card Sale Procedures were not followed by Merchant. MERCHANT shall remain liable for all outstanding Chargebacks.

B.
Any obligation to pay a Chargeback pursuant to this Agreement shall be unconditional and shall not be waived, released or affected by any settlement, extension, compromise of forbearance or other agreement made or granted by WEX with or to any Cardholder or obligor. Failure to issue a Chargeback with knowledge of a breach of warranty or other defect shall not be deemed a waiver of any of WEX’s rights with respect to such a Card Sale. WEX will expend normal business efforts to pursue remedies against Cardholders but shall not be required to exhaust its remedies against Cardholders or others as a condition precedent to requiring performance by MERCHANT of its obligations hereunder. Notwithstanding the foregoing, there shall be no Chargeback, or the Chargeback shall be reversed, as applicable, if the Cardholder pays WEX and has no further right to dispute the underlying charge or receive its payment back from WEX whether by contract right or regulation.

1.6 Checks. Cardholders may present a check issued by WEX for the purchase of Products or for cashing. The check should be filled out completely and include an authorization number or other code. MERCHANT may obtain or verify this code using the POS device, or by calling the customer service number listed on the check or the back of cardholders’ actual card. MERCHANT shall follow the verification procedures provided by WEX prior to accepting or cashing the check. Please note that even if there is an authorization number included on the check at the time presented to you, you are still required to validate the authorization number prior to accepting or cashing the check.

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B
WEX Fee, Settlement
Timing, and Other Fees
WEX Fees and Settlement:

A.
Any amounts due to MERCHANT from WEX as a result of the submission of a sales draft may be paid, at MERCHANTS option, to MERCHANT’S designee, based on the banking information that is provided to WEX. WEX’S payment to MERCHANT’S designee constitutes payment in full to MERCHANT.

B.
For each Card (described below) used by a Cardholder to purchase Product for a particular transaction type (described below), WEX shall pay Merchant [***]. Settlements will be made in batches [***] on the payment schedule below (each a “Settlement”).

C.
Transactions of the same transaction type (funded or direct bill) containing both a cash advance along with other Products (such as fuel) will be considered one transaction and only be charged the WEX Fee applicable to the other Product.

Program		Transaction Type	WEX Fee	Settlement Date from the Posting Date (see sample payment schedule attached as Exhibit B-2)
[***]	[***]	[***]	[***]	[***] business day by ACH
	[***]	[***]	[***]	[***] business day by ACH
		[***]	[***]	[***] business day by ACH
		[***]	[***]	[***] business day by ACH
[***]	[***]	[***]	[***]	[***] business day by ACH

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	Funded – Other Products	[***]	[***] business day by ACH

Other

Voice Authorization (provided that such authorization is not required as a result of the unavailability of WEX’s automated authorization system)	[***]
Corporate Settlement	[***]

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B-1
Sample
Payment
Schedule
TA Settlement Schedule — [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]